Exhibit 99.2

 First Quarter 2018 Conference CallMay 10, 2018

 Safe Harbor Statement and Non-U.S. GAAP Financial Terms  Statements in this presentation that are not historical are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. These and other risk factors are discussed in the company's filings with the Securities and Exchange Commission (SEC), including those under the heading entitled “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information or future developments.This presentation contains certain non-U.S. GAAP financial terms that we use in the management of our business, including EBITDA, adjusted EBITDA, adjusted EBITDA margin, free cash flow and adjusted earnings per diluted share. Reconciliations to their nearest U.S. GAAP terms are provided in the Appendix of this presentation.

First Quarter 2018 Highlights

TRONOX

- Significant progress toward closing Cristal acquisition
  - European Commission conditional clearance now only dependent on reaching agreement on proposed remedy to address remaining objection; negotiating with potential counterparties regarding execution of proposed remedy
  - Motion filed with U.S. FTC seeking to stay administrative proceeding scheduled to start on May 18; stay would allow settlement negotiations directly with FTC Commissioners
  - If settlement efforts unsuccessful, we will ask FTC Commissioners to consider pursuing the FTC's case through the typical Federal Court process
- Technical Services Agreement and Option Agreement for titanium slagger in Jazan, KSA
  - Further optimizes vertical integration between TiO_2 pigment and feedstock operations post-closing of Cristal and across the cycle over the long term
- Exxaro reaffirmed intention to monetize Tronox shares at a future time
- Strong top and bottom line first quarter performance in TiO_2
  - Revenue growth of 17 percent
  - Adjusted EBITDA growth of 62 percent
  - Adjusted EBITDA margin of 31 percent
  - Free cash flow of $52 million

© 2018 Tronox Limited | All rights reserved | www.tronox.com

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  USD millions  1Q18  1Q17  Change   TiO2 Revenue  442  378  17%   Pigment  333  272  22%   Feedstock & Co-products  97  92  5%   Zircon  61  50  22%   Pig Iron  19  11  73%   Feedstock & Other Products   17  31  (45%)  TiO2 Commercial Performance  First Quarter 2018 vs First Quarter 2017  Higher pigment, zircon and pig iron selling pricesPigment selling prices up 25%, higher in all regionsPigment volumes (2%) due to inventory availability related to plant maintenance timing Feedstock & co-products selling prices increased 34%Feedstock & co-products volumes (22%), shipment timing for zircon and CP slagZircon selling prices increased 52%Pig iron selling prices increased 18%   Price and Volume Changes  Price  Volume   Pigment  25%  (2%)   Feedstock and co-products  34%  (22%)   Zircon  52%  (20%)   Pig Iron  18%  41%

  USD millions  1Q18  4Q17  Change   TiO2 Revenue  442  464  (5%)   Pigment  333  316  5%   Feedstock & Co-products  97  133  (27%)   Zircon  61  67  (9%)   Pig Iron  19  20  (5%)   Feedstock & Other Products   17  46  (63%)  TiO2 Commercial Performance  First Quarter 2018 vs Fourth Quarter 2017  Higher selling prices for pigment and all major products in feedstock and co-productsLower sales volumes for zircon, pig iron and CP slag due to shipment timingHigh level of shipments in 4Q17 generated ~$20m revenue and ~$7-8m EBITDAPigment selling prices increased 3% and sales volumes increased 2%Zircon selling prices increased 12%Pig iron selling prices increased 12%Second quarter - sequential growth in pigment sales and double-digit sales growth in zircon and pig iron expectedWorking with customers to stabilize margin volatility across the cycle    Price and Volumes Changes  Price  Volume   Pigment  3%  2%   Feedstock & Co-products  10%  (34%)   Zircon  12%  (19%)   Pig Iron  12%  (16%)

TiO_2 Operations Performance

TRONOX

1Q 2018 vs 1Q 2017 and 4Q 2017

USD millions	1Q18	1Q17	Change
Adjusted EBITDA	138	85	62%

USD millions	1Q18	4Q17	Change
Adjusted EBITDA	138	156	(12%)

- All mines and plants operating at full capacity; record pigment production in March
- Adjusted EBITDA margin of 31%; strong free cash flow of $52 million

1Q18 vs 1Q17

- Adjusted EBITDA increased 62% driven largely by higher selling prices for pigment and across all major product lines in feedstock and co-products
- Strong top line performance partially offset by FX impact on cost, principally the ZAR

1Q18 vs 4Q17

- Higher selling prices for pigment and across feedstock and co-products
- More than offset by shipment timing and FX headwinds on cost – ZAR and AUD
- $70m pipeline of cost reduction projects to lower cost per ton
- Operational Excellence deployment planning underway to quickly deliver synergies after closing of Cristal acquisition

© 2018 Tronox Limited | All rights reserved | www.tronox.com

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  USD millions  March 31, 2018   Gross Consolidated Debt   3,146 (1)   Debt net of cash/cash equivalents    1,419 (2)   Blended cost of debt   5.82%   Cash and cash equivalents    1,727 (2)   Liquidity   2,032 (3)  (1) Net of debt issuance cost    (2) Includes $653 million restricted cash for Cristal acquisition and excludes $2 million of restricted cash in Australia    (3) Cash and cash equivalents of $1,727 and $305 million available under revolving credit agreements    Financial Position  Completed private placement offering of 6.5 percent senior notes due 2026 for an aggregate principal amount of $615 millionNet proceeds used to fund redemption of $584 million aggregate principal of 7.5% senior notes due 2022Cash used in Corporate operations was $83 million including $22 million semi-annual bond interest payment    USD millions  2018 Outlook   Cash interest, net  165   Capital expenditures  120-130   DD&A  180-200   Cash taxes  20   Note: all estimates on Tronox standalone basis     USD millions unless noted  1Q 2018   Capital expenditures  28   DD&A  48

2018 Perspectives

TRONOX

- Significant progress toward closing Cristal acquisition
  - European Commission conditional clearance now only dependent on reaching agreement on proposed remedy to address remaining objection
  - Negotiating with potential counterparties regarding execution of proposed remedy
  - Motion filed with U.S. FTC seeking to stay administrative proceeding scheduled to start on May 18; stay would allow settlement negotiations directly with FTC Commissioners
  - If settlement efforts unsuccessful, we will ask FTC Commissioners to consider pursuing the FTC's case through the typical Federal Court process
- 2018 another year of strong performance
  - See momentum continuing in TiO_2 with tight supply-demand balances globally across entire value chain of our business
  - Working with customers with intent to stabilize margin volatility across the cycle
- 2018 also a year of transformation
  - Cristal acquisition integration planning advanced to enable quick delivery of synergies
  - Raising 2018 pro forma EBITDA estimate to $1.0-1.1 billion range before synergies

© 2018 Tronox Limited | All rights reserved | www.tronox.com

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 Appendix

 Reconciliation of Non-U.S. GAAP Financial Measures

 Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA (non-U.S. GAAP)

 Reconciliation of Net Income (Loss) to Adjusted EBITDA (non-U.S. GAAP)